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                                                                   EXHIBIT 10.42

              AGREEMENT WITH RESPECT TO TERMINATION OF EMPLOYMENT
                                 (Richard A. Cabrera)


     This AGREEMENT WITH RESPECT TO TERMINATION OF EMPLOYMENT (this "Termination") is executed effective as of the 20th day of December, 1999 (the "Effective Date"), by and between APPLIED VOICE RECOGNITION, INC., a Delaware corporation ("AVRI"), and RICHARD A. CABRERA, an individual residing in Houston, Harris County, Texas ("Employee").

                             W I T N E S S E T H:

     WHEREAS, AVRI and Employee entered into that certain Employment Agreement dated as of April 15, 1999 (the "Employment Agreement");

     WHEREAS, effective as of even date herewith, AVRI has entered into that certain Asset Purchase Agreement (the "Purchase Agreement") by and among AVRI, e-DOCS Health Care Information Systems, Inc. and A Word Above, Inc., collectively as the "Sellers", and Lonestar Medical Transcription USA, Inc. ("Lonestar"), L&H Investment Company, N.V. and Lernout & Hauspie Speech Products N.V.;

     WHEREAS, under the terms of the Purchase Agreement, the Sellers are conveying certain assets to Lonestar, Employee's employment with AVRI is to be terminated, and Lonestar is to hire Employee pursuant to the terms of a new Employment Agreement to be executed as of even date herewith between Employee, as employee, and Lonestar, as employer, which Employment Agreement shall include Lonestar's agreement to assume all accrued vacation, sick leave and other employee benefits that Employee has accrued with AVRI as of the Effective Date;

     WHEREAS, AVRI and Employee have determined that Employee's employment with AVRI shall be terminated effective as of the Effective Date and that all aspects of the Employment Agreement shall be terminated as of the Effective Date;

     NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid by AVRI to Employee, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     1. TERMINATION OF EMPLOYMENT. Employee and AVRI hereby confirm that Employee's employment with AVRI shall terminate as of the Effective Date, and Employee has received all compensation due Employee from AVRI as of that date.

     2. TERMINATION OF EMPLOYMENT AGREEMENT. AVRI and Employee hereby mutually agree that the Employment Agreement be, and hereby is, terminated effective as of the Effective Date, and agree that no provisions of the Employment Agreement shall survive the Effective Date.

     3. RELEASE OF AVRI. In consideration of the foregoing, Employee, for himself, his heirs, spouse, executors, administrators, successors and assigns, does hereby release, acquit and forever discharge AVRI, for itself and its shareholders, officers, affiliates, directors, employees,

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consultants, attorneys, agents and representatives from any and all claims, liabilities, obligations, indebtedness, demands and causes of action, known or unknown, existing as of the date hereof of every kind and nature, including, but not limited to any of the foregoing, relating directly or indirectly to the employment of Employee by AVRI or the termination of Employee's employment with AVRI, specifically including, but not limited to, the Employment Agreement and any other written or oral agreement between AVRI (including any and all of its affiliated companies) and Employee, the federal employment laws and the state employment laws, including but not limited to TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE CIVIL RIGHTS ACT OF 1991; THE AMERICANS WITH DISABILITIES ACT; THE EMPLOYEE RETIREMENT AND INCOME SECURITY ACT OF 1974, AS AMENDED; THE TEXAS COMMISSION OF HUMAN RIGHTS ACT; THE FAMILY AND MEDICAL LEAVE ACT; SECTION 451 OF THE TEXAS LABOR CODE; and all claims for unpaid wages and severance expenses. EMPLOYEE ACKNOWLEDGES THAT EMPLOYEE CONSULTED COUNSEL PRIOR TO EXECUTING THIS RELEASE. EMPLOYEE, FOR EMPLOYEE'S SELF AND THROUGH EMPLOYEE'S COUNSEL, WAIVES THE FORTY-FIVE (45) DAY REVIEW PERIOD NECESSARY TO EFFECTUATE A RELEASE AS TO CLAIMS ARISING UNDER THE EMPLOYMENT LAWS REFERENCED IN THIS PARAGRAPH.

     4. RELEASE OF EMPLOYEE. In consideration of the foregoing, AVRI, for itself and its shareholders, directors, officers, employees, agents and representatives, does hereby release, acquit and forever discharge, Employee, for Employee's self, Employee's heirs, spouse, executors, administrators, successors and assigns, from all claims, liabilities, obligations, indebtedness, demands and causes of action, known or unknown, existing as of the date hereof of every kind and nature, including, but not limited to any of the foregoing, relating, directly or indirectly, to the employment of Employee or the termination of Employee's employment with AVRI, specifically including, but not limited to, the Employment Agreement and any other written or oral agreement between AVRI and Employee.

     5. OWNERSHIP OF CLAIMS. Each of the parties hereto represents and warrants that it is the sole owner and holder of any claims or causes of action herein released, or any interest therein or portion thereof, that it has not sold, transferred, conveyed or assigned any claims or causes of action purported to be released hereby, or any interest therein or portion thereof, to any third person or entity, and that its undersigned representative is authorized to execute this Termination on its behalf.

     6. GOVERNING LAW. This Termination shall be construed in accordance with the laws of the State of Texas with respect to choice of law principals and conflicts of law rules. Performance of this Termination shall occur solely in Harris County, Texas.

     7. FURTHER ASSURANCES. The parties hereto agree to execute and deliver such instruments as are reasonably necessary to effectuate the transactions contemplated by this Termination.

     8. BINDING EFFECT. This Termination and all the terms and provisions hereof, shall be binding upon and shall inure to the benefit of AVRI and Employee, and their respective heirs, legal representatives, successors and permitted assigns.

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     9.   INVALIDITY.  In case any one or more of the provisions contained in this Termination shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Termination, and this Termination shall be construed as if such invalid, illegal or unenforceable provision had never been included in the Termination.

     10. AMENDMENTS. No amendment, modification, or alteration of the terms of this Termination shall be binding unless the same is in writing, dated subsequent to the date of this Termination, and duly executed by the parties to this Termination.

     11. COUNTERPARTS. This Termination may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one and the same Termination.

     IN WITNESS WHEREOF, the parties have executed this Termination to be effective as of the Effective Date.

                                 AVRI:

                                 APPLIED VOICE RECOGNITION, INC., a Delaware corporation


                                 By:     /s/ Timothy J. Connolly
                                    ------------------------------------------
                                    Timothy J. Connolly, Chairman of the Board

                                 EMPLOYEE:


                                 /s/ Richard A. Cabrera
                                 ---------------------------------------------
                                 RICHARD A. CABRERA


     Lonestar hereby executes this Termination for purposes of acknowledging Lonestar's agreement to hire Employee pursuant to the terms of a new Employment Agreement to be executed as of even date herewith between Employee, as employee, and Lonestar, as employer, which Employment Agreement shall include Lonestar's agreement to assume all accrued vacation, sick leave and other employee benefits that Employee has accrued with AVRI as of the Effective Date.

                                 LONESTAR MEDICAL TRANSCRIPTION USA, INC., a
                                 Delaware corporation

                                 By: /s/ Carl Dammekens
                                     ------------------
                                 Name:   Carl Dammekens
                                       ----------------
                                 Title: President of Finance
                                        --------------------

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